PANORAMA SERIES FUND, INC.

TOTAL RETURN PORTFOLIO

Supplement dated December 15, 2008 to the

Prospectus dated April 29, 2008

This supplement amends the Prospectus of Panorama Series Fund, Inc. – Total Return Portfolio (the "Portfolio") dated April 29, 2008.

The section "How the Portfolio is Managed – The Manager – Portfolio Managers" on page 10 is deleted in its entirety and replaced with the following:

     ■ Portfolio Managers. The portfolio manager of the Portfolio's equity component is David Schmidt. He is the person primarily responsible for the day-to-day management of the Portfolio's equity investments. Mr. Schmidt has been a Vice President and portfolio manager of the Portfolio since July 2003. He has been the Chief Investment Officer since July 2003, the Deputy Chief Investment Officer from June 2002 to June 2003 and the Director of Product Development since December 1999 to present and an analyst from August 1994 to December 1999 of Trinity Investment Management Corporation, a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

The Portfolio's fixed-income component is managed by a portfolio management team comprised of Benjamin Gord, Geoffrey Caan, Antulio Bomfim and Thomas Swaney. This portfolio management team is primarily responsible for the day-to-day management of the fixed-income component of the Portfolio.

Mr. Gord has been a Vice President and portfolio manager of the Portfolio since December 2004 and a Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an executive director and a senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through March 2002.

Mr. Caan has been a Vice President and portfolio manager of the Portfolio since December 2004 and a Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a vice president of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a vice president of Zurich Scudder Investments from January 1999 through June 2002.

Mr. Bomfim has been a Vice President and portfolio manager of the Portfolio since December 2004 and a Vice President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System from June 1992 to October 2003.

Mr. Swaney has been a Vice President and portfolio manager of the Portfolio and a Vice President of the Manager since April 2006.He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Swaney was a senior analyst of the Manager's High Grade Investment Team from June 2002 to March 2006. Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management, from May 1998 through May 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Portfolio shares.

December 15, 2008                                                            PS0609.003